WisdomTree Pacific ex-Japan Equity Income Fund

Supplement Dated April 14, 2011

To The Prospectus and Statement of Additional Information

Dated July 29, 2010

The following information supplements and should be read in conjunction with the Prospectus and Statement of Additional Information for the WisdomTree Pacific ex-Japan Equity Income Fund (the “Fund”).

The Board of Trustees of the Fund has determined that it is in the best interest of the Fund to modify the Fund’s investment objective and strategies and to change the Fund’s name. Effective as of June 17, 2011, the Fund will be renamed the WisdomTree Australia Dividend Fund. Like other Pacific ex-Japan Funds, the Fund has historically invested a significant portion of its assets in companies organized in Australia. The change will focus the Fund’s investments exclusively in companies organized in Australia and will eliminate exposure to companies in other Pacific region countries.

Upon implementation, the Fund’s new investment objective will be to seek investment results that closely correspond to the price and yield performance, before fees and expenses, of the WisdomTree Australia Dividend Index (the “New Index”). The New Index measures the performance of dividend-paying companies organized and listed for trading in Australia. The New Index is comprised of the 10 largest qualifying companies from each sector ranked by market capitalization. Companies are weighted in the New Index based on their dividend yields.

The change is intended to position the Fund to benefit from potential positive returns in the market for Australian equity securities. In addition to the potential benefits of investing in Australia, the Fund will be exposed to the unique risks of Australian equity investments. Accordingly, disclosure regarding “Geographic Investment Risk” in the Fund’s registration statement will be replaced with the following:

Investment in Australia. The Fund invests substantially all of its assets in Australian equity securities. The Australian economy is heavily dependent on the demand for commodities and natural resources and declines in the demand for such products may have an adverse impact on the Fund’s returns. The Fund is susceptible to loss due to adverse market, political, regulatory, and other events affecting Australia. These events may in turn adversely affect the trading market and price for Fund shares and cause the Fund to decline in value.

The Fund’s expense ratio will not change.

For more information please go to www.wisdomtree.com or call 1-866-909-9473.

WIS-SPC-002-0411